UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 2012

Nationstar Mortgage Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-35449

(Commission File Number)

45-2156869

(I.R.S. Employer Identification No.)

350 Highland Drive

Lewisville, Texas 75067

(469) 549-2000

(Address, including zip code, and telephone number,

including area code, of principal executive offices)

Nationstar Mortgage LLC (Exact name of registrant as specified in its charter)	Nationstar Capital Corporation (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	Delaware (State or other jurisdiction of incorporation or organization)
333-171370 (Commission File Number)	333-171370-14 (Commission File Number)
75-2921540 (I.R.S. Employer Identification No.)	27-1996157 (I.R.S. Employer Identification No.)
350 Highland Drive Lewisville, Texas 75067 (469) 549-2000 (Address, including zip code, and telephone number, including area code, of principal executive offices)	350 Highland Drive Lewisville, Texas 75067 (469) 549-2000 (Address, including zip code, and telephone number, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure

Nationstar Mortgage Holdings Inc., Nationstar Mortgage LLC (“Mortgage LLC”) and Nationstar Capital Corporation are disclosing on this Current Report on Form 8-K the information included as Exhibit 99.1, which information will be disseminated in connection with the transaction described under Item 8.01 below. Certain of this information has not previously been made publicly available by Nationstar Mortgage Holdings Inc., Mortgage LLC and Nationstar Capital Corporation and may be deemed to be material. This Current Report on Form 8-K also updates certain information previously reported by Nationstar Mortgage Holdings Inc., Mortgage LLC and Nationstar Capital Corporation.

The information included under Item 7.01 above, together with Exhibit 99.1 hereto, is being furnished, not filed, pursuant to this Form 8-K. Such information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information furnished in this Current Report Form 8-K also shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except to the extent expressly set forth herein or by specific reference in such a filing.

Item 8.01. Other Events

On April 16, 2012, Mortgage LLC and Nationstar Capital Corporation (together with Mortgage LLC, the “Issuers”) issued a press release announcing the commencement of a proposed offering of $275 million aggregate principal amount of Senior Notes guaranteed on a senior basis by certain of Mortgage LLC’s wholly-owned subsidiaries. The press release announcing the commencement of the proposed offering is attached hereto as exhibit 99.2, and is incorporated by reference herein.

The Senior Notes are being offered and sold only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and outside the United States to non-U.S. persons in offshore transactions in accordance with Regulation S under the Securities Act. Therefore, the Senior Notes will be subject to restrictions on transferability and resale, and may not be transferred or resold absent an effective registration statement or an applicable exemption from such registration requirements of the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Senior Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01. Financial Statements and Exhibits

The following exhibits are filed with this Current Report pursuant to Item 7.01.

(d) Exhibits

99.1	Disclosures regarding Nationstar Mortgage Holdings Inc., Nationstar Mortgage LLC and Nationstar Capital Corporation
99.2	Press Release dated April 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage LLC

Date: April 16, 2012	By:	/s/ Anthony W. Villani
Anthony W. Villani, Esq.
Secretary

Nationstar Capital Corporation

	By:	/s/ Anthony W. Villani
Anthony W. Villani, Esq.
Secretary

Nationstar Mortgage Holdings Inc.

	By:	/s/ Anthony W. Villani
Anthony W. Villani, Esq.
Executive Vice President and General Counsel